UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 18, 2003

GOLDEN STAR RESOURCES LTD.

(Exact name of registrant as specified in its charter)

CANADA	1-12284	98-0101955
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

10579 Bradford Road, Suite 103 Littleton, Colorado	80127-4247
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (303) 830-9000

No Change

(Former name or former address, if changed since last report)

Item 7.           Financial Statements, Pro Forma Financial Information and Exhibits.

(c)        Exhibits.

Exhibit No.	Description

1.1

Underwriting Agreement dated December 18, 2003 among Golden Star Resources Ltd., BMO Nesbitt Burns Inc., Orion Securities Inc., Canaccord Capital Corporation, National Bank Financial Inc., RBC Dominion Securities Inc. and Westwind Partners Inc.

1.2

Agency Agreement dated December 18, 2003 among Golden Star Resources Ltd., Harris Nesbitt Corp., Orion Securities (USA) Inc., Canaccord Capital Corporation (USA) Inc., NBF Securities (USA) Corp. and RBC Dain Rauscher Inc.

SIGNATURE

Pursuant to the requirements of  the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2003

Golden Star Resources Ltd.

	By:	/s/ Allan J. Marter
Allan J. Marter
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1

Underwriting Agreement dated December 18, 2003 among Golden Star Resources Ltd., BMO Nesbitt Burns Inc., Orion Securities Inc., Canaccord Capital Corporation, National Bank Financial Inc., RBC Dominion Securities Inc. and Westwind Partners Inc.

1.2

Agency Agreement dated December 18, 2003 among Golden Star Resources Ltd., Harris Nesbitt Corp., Orion Securities (USA) Inc., Canaccord Capital Corporation (USA) Inc., NBF Securities (USA) Corp. and RBC Dain Rauscher Inc.